SIRIUSPOINT LTD. – A GLOBAL UNDERWRITER 2023 Full Year and Fourth Quarter Results February 20, 2024

Basis of Presentation and Non-GAAP Financial Measures: Unless the context otherwise indicates or requires, as used in this presentation references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this presentation and, unless otherwise indicated, percentages presented in this presentation are approximate. In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Tangible book value per diluted common share is also a non-GAAP financial measure. SiriusPoint's management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. The tangible book value per diluted common share is also useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is contained in our earnings release and our Form 10-K for the fiscal year ended December 31, 2023. Safe Harbor Statement Regarding Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this presentation is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “targets,” “estimates,” “expects,” “assumes,” “continues,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: our ability to execute on our strategic transformation, including re-underwriting to reduce volatility and improving underwriting performance, de-risking our investment portfolio, and transforming our business; the impact of unpredictable catastrophic events including uncertainties with respect to current and future COVID-19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, changing interest rates and equity market volatility; inadequacy of loss and loss adjustment expense reserves, the lack of available capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation and interest rates, and foreign currency fluctuations; our ability to compete successfully in the (re)insurance market and the effect of consolidation in the (re)insurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on us, our business partners or service providers; the effects of global climate change, including increased severity and frequency of weather-related natural disasters and catastrophes and increased coastal flooding in many geographic areas; geopolitical uncertainty, including the ongoing conflicts in Europe and the Middle East; our ability to retain key senior management and key employees; a downgrade or withdrawal of our financial ratings; fluctuations in our results of operations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; the outcome of legal and regulatory proceedings and regulatory constraints on our business; reduced returns or losses in SiriusPoint’s investment portfolio; our exposure or potential exposure to corporate income tax in Bermuda and the E.U., U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not generate future taxable income or applicable corporate tax rates are reduced; risks associated with delegating authority to third party managing general agents; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; SiriusPoint’s response to any acquisition proposal that may be received from any party, including any actions that may be considered by the Company’s Board of Directors or any committee thereof; and other risks and factors listed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 2 Disclaimer

Agenda 3 • Introduction ◦ Key Messages ◦ Guidance ◦ Diversified Business Model ◦ Reduced Volatility in Underwriting ◦ Continued Focus on Cost Efficiencies ◦ Developing and Embedding Our Culture • Full Year and Quarterly Results Update

Introduction 4

Distribution enhanced and further progress on rationalizing MGA stakes 5 Key Messages: Continued Progress on Strategic Priorities Notes: [1] Reflects Core business. [2] Reflects Core business and adjusted for $105m of FY 23 reserve releases linked to LPT, $42m of expenses re-allocated from net corporate and other expenses to the underwriting result and $16m of expenses relating to STI outperformance versus plan. [3] PMLs are on a per occurrence basis for 1-in-100 year events, net of restatements and after-tax. PMLs are an estimate based on industry standard catastrophe modeling with proprietary adjustments. [4] Net services fee income includes services noncontrolling income. [5] SiriusPoint Group BSCR calculated as available economic capital and surplus divided by the enhanced capital requirement. [6] Total asset leverage calculated as sum of total investments including cash and equivalents over tangible diluted common shareholders’ equity attributable to SiriusPoint common shareholders. [7] Debt to Capital Ratio calculated as debt divided by total capital. Total capital represents the sum of shareholders’ equity and debt. Debt in this calculation excludes preference shares. [8] Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders. [9] ROE calculated as net income divided by average common shareholders' equity. One-off items, adjusted for tax, include LPT adjustment, DTA following the changes in the Bermuda tax law, Q4 reserve additions and restructuring and transaction costs. Strong balance sheet and ROE8 guidance achieved early Net investment income remains strong, 2023 guidance surpassed Fifth consecutive quarter of strong underwriting results • Underwriting profit for the Core business at $250m for FY 23 (vs. loss of $35m in FY 22) with 89.1% Combined Ratio (COR)1 • 10.4 ppts of COR2 improvement YoY on a like-for-like basis • $14m Cat losses for FY 23 (vs. $138m in FY 22) • PMLs3 down ~60% since Q2’21 following portfolio actions to reduce volatility • 2024 Core US Retro purchased at reduced retention levels and higher limits for the same cost as 2023 • Net investment income (NII) at $284m in FY 23 and $78m in Q4'23, exceeding FY 2023 guidance • Duration of assets backing loss reserves unchanged at ~2.7 years and we remain fully matched • Average fixed income portfolio credit rating of AA and have seen no defaults across the portfolio • Bermuda Solvency Capital Ratio (BSCR)5 strong at 237% • Reduction in total asset leverage6 (Q4'23: 3.3x vs. Q3'23: 3.6x) and debt to capital ratio7 (Q4'23: 23.8% vs. Q3'23: 25.3%) • 2023 ROE8 of 16.2%, above guidance. ROE ex. one-off items9 at 10.2% • Consolidated MGAs generated $50m of net services fee income4 (up 37% vs. FY 22) with 21% service margin (FY 22: 17%) • 2 partnerships (auto and professional liability) onboarded in Q4 (9 added in FY 23); 3 partnerships added in 2024 • MGA equity stakes down to 25 (vs. 36 at Q4’22) Continued prudent approach to reserving • Favorable Q4'23 Prior Year Development (PYD) of $38m and $167m for 2023 for the Core business (includes LPT) • $30m added to reserve margin within Corporate Segment in Q4'23 (~1% of COR) • Overall, continue to hold a conservative reserve margin

Expectations for 2024 and Beyond 6 Gross Premium Written1 Net Investment Income Return on Equity3 Cost Savings Program 2024: $250m - $265m2 Medium term: 12-15% >$50m delivered ahead of schedule $30m restructuring charge in 2023 as we accelerated our cost savings program 2023: $3.3bn 2023: $284m 2023: 16.2%, (10.2% ex. one-offs4) Notes: [1] Reflects Core business. [2] 2024 NII guidance based on current forward yield curves. [3] Return on equity is defined as net income divided by shareholders' equity and assumes an effective tax rate of 15% in line with the Bermuda Income Tax Act 2023. [4] ROE calculated as net income divided by average common shareholders' equity. One-off items, adjusted for tax, include LPT adjustment, DTA following the changes in the Bermuda tax law, Q4 reserve additions and restructuring and transaction costs. 2024: Underlying growth in targeted areas to be offset by final portfolio actions taken in 2023 (i.e. Workers' Comp, Cyber lines)

Diversified Business Model: All 3 Engines are Delivering

$ numbers in USD millions

Underwriting[1]

2023 GPW by Specialism[1]



Property
11%
Casualty
42%
Specialty
22%
A&H
26%

2023 GPW	$3,311
2023 COR	89.1%
2023 UW Income	$250

- ✓ **10.4 ppts YoY improvement in COR during 2023 on a like-for-like basis**
- ✓ **Cat losses[1] down to $14m for 2023 vs. $138m in 2022**
- ✓ **Rebalanced portfolio with lower exposure to Property**

Strategic Investments[2]

Consolidated

Arcadian

IMG

Armada

Alta Signa

Total MGAs	4
2023 SP Premium[3]	$631
2023 Net Services Fee Income[4]	$50
Q4'23 Book Value	$90

Others

Investments with underwriting capacity: 14

Corvus sale in January

Other Investments: 8

2023 SP Premium[5]: $553

- ✓ **Fee income from MGAs provides a diversified, capital-light source of earnings**
- ✓ **FY Consolidated MGA revenue grew 10% YoY**
- ✓ **$50m net service fee income grew 37% YoY, with service margin at 21%**

Investments

2023 Net Investment Income: $284

2023 Total Investment Result[6]: $273

- ✓ **Surpassed revised FY net investment income guidance of $250m to $260m for 2023**
- ✓ **Seeing reduction in P&L volatility given higher percentage of available for sale ("AFS") assets**
  - ✓ **90% of our fixed income investments[7] classified as AFS (vs. 88% as of Q3'23 and none as of Q4'21)**

Notes: [1] Reflects Core business. [2] Strategic investments as of December 31, 2023. Investments also include holdings in Venture Capital (VC) funds. [3] SP premium refers to Gross Premium Written from Arcadian, IMG, Armada and Alta Signa on like-for-like basis. [4] Net services fee income includes services noncontrolling income. [5] SP premium refers to SiriusPoint Gross Premium Written from non-consolidated partnerships where we have equity stakes. [6] Total investment result calculated as the sum of Net realized and unrealized investment gains (losses), Net realized and unrealized investment gains (losses) from related party investment funds and Net investment income. [7] Fixed income investments exclude short-term investments.

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Reduced Volatility in Underwriting

SiriusPoint

PML for 1-in-100 year event[1,2]


$ numbers in USD millions
~60% reduction since Q2'21
$274
$130
$116
$108
Q2'21
Q4'22
Q2'23
Q4'23

Historical Cat losses[3]


$ numbers in USD millions
Cats (as a % of NPE[4])
6.0%
$138
0.6%
$14
2022
2023

US Retrocession Protection


Limit
Retention
$ numbers in USD millions
$100.0
$90.0
$127.5
$72.5
Q1'23
Q1'24
5
Retention (Gross loss exc. RIPs)
US Ultimate Loss Limit based on SiriusPoint Loss

- Portfolio actions having impact given significant reduction in Core Cat losses at $14m for 2023 vs. $138m in 2022, a ~90% decrease YoY
- ~60% reduction in PML since Q2'21 supported by exposure changes and retro-purchase at 1/1
- Underwriting actions and improved performance has helped us to reduce retention levels and secure larger limits, compared to 2023, for our 2024 Core US Retro program

Notes: [1] PMLs are on a per occurrence basis for 1-in-100 year events, net of restatements and after-tax. PMLs are an estimate based on industry standard catastrophe modeling with proprietary adjustments. [2] Within this chart, Q4'23 relates to 1/1/24, Q2'23 relates to 7/1/23, Q4'22 relates to 1/1/23 and Q2'21 relates to 7/1/21. [3] Reflects Core business. [4] Net Earned Premiums. [5] Gross loss retention represents the retention before the effect of quota share arrangements. Any recoveries from quota share reinsurance would reduce the gross retention in 2024 compared to 2023 where recoveries would not have reduced retention.

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Cost Savings Program Delivered Ahead of Schedule

SIRIUS POINT

	FY 22		FY 23	
Other underwriting expenses (Consolidated)	**$185m**		**$196m**	
	of which:		*of which:*	
	Personnel	*$103m*	*Personnel*[1]	*$137m*
	Non-personnel[2]	*$82m*	*Non-personnel*[2]	*$60m*
Net Corporate and Other Expenses	**$134m**		**$70m**	
	of which:		*of which:*	
	Restructuring	*$30m*	*Restructuring*	*$30m*
			Transaction costs[3]	*$8m*
Total[4]	**$318m**		**$266m**	

$42m re-allocated

Headline cost reduction $52m

Underlying cost reduction[5] $77m

- Run-rate cost reductions of >$50m achieved as we create globally integrated functions as part of "One SiriusPoint" strategy
- Underlying cost reduction calculated as we adjust for one-off costs at FY 23 and FY 22 from the headline cost savings of ~$52m
- $30m restructuring charge in 2023 as we accelerated our costs savings program and delivered an year ahead of our schedule

Notes: [1] 2023 Personnel costs includes $17m of STI expense relating to outperformance versus plan. [2] Non-personnel expenses include IT related costs, professional fees and occupancy fees. FY 22 and HY 22 includes non-personnel premium taxes. [3] Transaction costs defined as costs related to 13-D filing and Loss Portfolio Transfer. [4] Total does not include MGA costs. [5] Underlying costs reduction includes adjustment for 2023 STI expense relating to outperformance versus plan and 2023 transaction costs to get to a like for like basis.

9

10 Developing Our Culture

Embedding our Culture

SIRIUS POINT

Constant progress towards the 'One SiriusPoint' vision

Q1 23 — **Review of Compensation Practices**
Full overhaul of approach to pay, bonus and LTI to underpin a high-performance culture.

Q2 23 — **Employee Engagement Survey**
Launched globally across the organization with a response rate of 80.8%.

Q3 23 — **Culture Workshops**
Virtual and on-site cross-functional workshops, working with our values and discussing business opportunities and the meaning of 'One SiriusPoint'.

Q4 23 — **SiriusPoint Stars**
Platform launched for colleagues to recognize each other for living and exhibiting our values.

Q1 24 — **Leadership Development & Performance Management**
Launch of Leadership Development program to support embedding of culture, and establishment of a performance management framework and tools for proactive management of company results and objectives.

Q2 24 — **Employee Engagement Survey**
Second survey to track development and KPIs.

Significant increase in effort has led to improvement in employee engagement over last 12 months[1]

Highlights:

Overall Engagement Score	75
Leadership	83
Alignment	80
Collaboration	77
Development	76
Recognition	74

Areas to work on:


-24

Net Promoter Score[2]	-24
Pride	67
Wellbeing	66

Notes: [1] Overall engagement and drivers are scored 0 to 100. Average scores of 70 and above are considered a positive result, in line with the &Frankly external benchmark which is the average results of other organizations utilizing the &Frankly engagement survey (approximately 600 companies). [2] The Net Promoter Score is scored -100 to 100, and based on the question "Would you recommend working at SiriusPoint to a friend?". Average scores of above 0 are considered 'good', scores between 20-30 are considered 'great', which scores of 30 and above being 'exceptional'.

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Full Year and Quarterly Results Update 12

Full Year 2023 Financial Results

SIRIUS POINT

$ numbers in USD millions

	2022	2023
GPW[1]	$3,406	**$3,311**
NPW[1]	$2,546	**$2,344**
UW Income (Loss)[1]	($35)	**$250**
Net Services Fee Income[1]	$36	**$50**
Total Investment Result[2]	($323)	**$273**
Net Income (Loss)[3]	($403)	**$339**
COR[1] (%)	101.6%	**89.1%**
AY COR[1] (%)	102.1%	**96.4%**
Common Shareholders' Equity[4]	$1,875	**$2,314**

Key Comments

- GPW[1] down 3% YoY
  - Driven by Reinsurance (-$250m)
  - Offset by growth in Insurance & Services ($156m)
- Core underwriting result up by $285m benefiting from higher favorable PYD[5], lower Cat losses and expenses
- Net services fee income[1] at $50m (up 37% YoY)
- Total investment result[2] at $273m vs. a loss of $323m
  - Net investment income ("NII") at $284m
  - Net realized and unrealized losses, including related party investment funds at $11m
- Other notable items impacting income:
  - $30m restructuring charge
  - $35m foreign exchange losses
  - $59m impact from MTM[6] on liability-classified capital instruments
  - $101m DTA benefit from Bermuda tax changes
  - $128m overall net benefit[7] linked to LPT (pre-tax)
- Net income[3] of $339m, improved $742m vs. 2022 and supported by positive underwriting, investment result and net services fee income
- Common shareholders' equity[4] at $2.3bn, up 23% since FY 2022

Notes: [1] Reflects Core business. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains from related party investment funds and net investment income. [3] Net income (loss) available to SiriusPoint common shareholders. [4] Common shareholders' equity attributable to SiriusPoint common shareholders at end of period. [5] PYD = Prior Year Development. [6] MTM = Mark to Market. [7] Excludes transaction costs and interest on funds withheld related to LPT.

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Q4 2023 Financial Results

$ numbers in USD millions

	Q4'22	Q4'23
GPW[1]	$742	**$720**
NPW[1]	$577	**$458**
UW Income[1]	$31	**$37**
Net Services Fee Income[1]	$2	**$12**
Total Investment Result[2]	$52	**$65**
Net Income (Loss)[3]	($27)	**$94**
COR[1] (%)	94.8%	**93.4%**

	Q3'23	Q4'23
Common Shareholders' Equity[5]	$2,050	**$2,314**

Key Comments

- GPW[1] decreased 3% YoY
  - Driven by Reinsurance (-$49m)
  - Offset by Insurance & Services (+$26m)
- Core underwriting result up 19%. Benefited from favorable PYD[4] and acquisition costs
- Net services fee income[1] increased to $12m, driven by 21% revenue growth. Service margin at 22%
- Total investment result[2] at $65m vs. $52m in Q4'22. NII at $78m vs. $52m in Q4'22
- Other notable items impacting Q4'23 income:
  - $17m additional STI expense given outperformance versus plan
  - $30m reserve margin strengthening in the Corporate segment
  - $6m of restructuring charge
  - $19m of foreign exchange losses
  - $15m impact from MTM[6] on liability-classified capital instruments
  - $101m DTA benefit from Bermuda tax changes
- Net income[3] of $94m supported by underwriting, investment result and net services fee income
- Common shareholders' equity[5] at $2.3bn, up 13% in the quarter

Notes: [1] Reflects Core business. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains from related party investment funds and net investment income. [3] Net income (loss) available to SiriusPoint common shareholders. [4] PYD = Prior Year Development. [5] Common shareholders' equity attributable to SiriusPoint common shareholders at end of period. [6] MTM = Mark to Market.

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$ numbers in USD millions Key Comments • Core premiums down 3% driven primarily by decrease in Reinsurance • Reinsurance premiums down 16% for 2023, driven by previously guided International Reinsurance review • Insurance & Services premiums up 8% for 2023, driven by our P&C Strategic business (+17%). A&H premiums down 2% but on like-for-like basis up ~5% as one-big account moved to the Corporate segment • 2024 premium growth to be impacted by actions taken during 2023. Will continue to prioritize underwriting results over premium growth • Overall, achieved a rate increase of 6% across the book (ex. North America Insurance business) in FY 23 and 7% in Q4'23 Core Insurance & Services Reinsurance 15 Trends in Gross Premium Written

Underwriting Performance: Significant Turnaround in 2023

$ numbers in USD millions

COR Walk[1]



101.6%
(11 ppts)
(1 ppt)
(0.1 ppt)
Attritional ratio³ 1 ppt
Cat ratio 5 ppts
PYD⁴ ratio 7 ppts
89.1%
5 ppts
93.7%
(~2 ppts)
(~1 ppt)
91.2%
2022
Loss Ratio
Acquisition Ratio
OUE Ratio
2023
LPT
2023 ex. LPT⁵
Expense Re-allocation
STI Expense⁶
2023 ex. LPT⁵/ Expense and STI Adj.

Trends in Attritional Loss Ratio[3] and Acquisition Cost Ratio



Attritional Loss³ + Acquisition Cost Ratio
Core
Insurance & Services
Reinsurance
88.5%
88.0%
91.5%
91.0%
85.7%
84.5%
25.4%
24.0%
25.1%
23.7%
25.6%
24.5%
63.1%
64.0%
66.4%
67.3%
60.1%
60.0%
2022
2023
2022
2023
2022
2023
Attritional Loss Ratio³
Acquisition Cost Ratio

Key Comments

- Portfolio actions already yielding results, 10.4 ppts of COR[2] improvement on a like-for-like basis
  - Adjusted 2023 COR[2] at 91.2% vs. 101.6% at 2022
- COR[1] at 89.1%, improved by 12.5 ppts and supported by lower Cat losses, higher favorable PYD[4] and a reduction in expense ratio
- $14m of Cat losses[1] (net of reinsurance and reinstatement premiums) during 2023
- PYD[4] ratio is 7 ppts favorable to 2022 and includes benefits linked to the LPT transaction
- Total Expense ratio at 31.8%[1,7], ~4 ppts improvement vs. previous year on a like-for-like basis
  - $42m (~2 ppts) moved from net corporate and other expenses to the underwriting result
- Increase in attritional loss ratio[3] predominately driven by mix change. Attritional loss ratio increase more than offset by lower acquisition cost ratio

Notes: [1] Reflects Core business. [2] Reflects Core business adjusted for $105m of 2023 reserve releases linked to LPT and $42m of expenses re-allocated from net corporate and other expenses to the underwriting result and $16m of expenses relating to STI outperformance versus plan. [3] Attritional loss ratio excludes catastrophe losses from the accident year loss ratio. [4] PYD = Prior Year Development. [5] Adjusted for 2023 reserve releases linked to LPT. [6] Reflects STI expense of $16m in Core business. There is an additional $0.7m STI expense in Corporate. [7] Total expense ratio calculated as the sum of acquisition cost ratio and other underwriting expense (OUE) ratio.

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Investment Income: De-Risked and Benefiting from Rate Increases 17 $ numbers in USD millions Key Comments Notes: [1] 2024 NII guidance based on current forward yield curves. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains from related party investment funds and net investment income. [3] MTM = Mark to Market. [4] Fixed income investments exclude short-term investments. $250-$2651 Net Investment Income Total Investment Result2 • Investment strategy unchanged and focused on high quality fixed income (FI) instruments • NII higher at $284m in 2023 (vs. $113m in 2022). NII of $78m in Q4'23 vs. $75m in Q3'23 • 2023 full year NII revised guidance of $250m to $260m exceeded given higher yields • Total investment result2 higher at $273m (vs. $323m loss in 2022) as last year's results were significantly impacted by MTM3 movements and lower NII • P&L volatility lower in part due to designation of the new fixed income investments as available for sale (“AFS”) • 90% of our FI investments4 classified as “AFS” (vs. 88% as of Q3'23 and none as of Q4'21) • Invested >$1.8bn with average re-investment rate >4.5% during 2023 $273 ($323)

De-risked Investment Portfolio: In-line with Industry

Investment Balances by Asset Class



1%
5%
8%
12%
19%
23%
32%
Q3'23: $6.8bn
1%
5%
5%
15%
18%
23%
33%
Q4'23: $7.2bn
ABS/MBS/CLO
Corporate
Gov't
Cash
Short-term Investments
Other[1]
TPE[2]

Q4'23 Fixed Income Portfolio Credit Quality[3]



SiriusPoint
ABS/MBS/CLO
Corporate
—% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
AAA
AA
A
BBB
Not Rated / Below IG

Key Comments

- Total investment portfolio at $7.2bn, up 6% during Q4'23
- Average credit rating at AA for our fixed income portfolio with limited exposure to below investment grade/non-rated fixed income instruments
  - No defaults across portfolio in 2023
- As a percentage of tangible common shareholders' equity[4]:
  - BBB represents 27% (vs. Q3'23: 28%)
  - Below investment grade / non-rated represents 3% (vs. Q3'23: 7%)
- Assets backing loss reserves duration at ~2.7 years (vs. ~2.7 years at Q3'23) and we are fully matched
  - Overall asset duration increased to ~2.8 years up from ~2.7 years at Q3'23 (~1.8 years at Q4'22)
- Total asset leverage[5] at 3.3x (vs. Q3'23: 3.6x and Q4'22: 3.8x)

Notes: [1] Other includes Strategics, TP Ventures and Legacy & Other Alts. [2] Third Point Enhanced Fund. [3] Excludes short-term investments. [4] Tangible diluted common shareholders' equity attributable to SiriusPoint common shareholders. [5] Total asset leverage calculated as sum of total investments including cash and equivalents over tangible diluted common shareholders' equity attributable to SiriusPoint common shareholders.

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Strong Balance Sheet

$ numbers in USD millions

BSCR[1]


238%
$3,062
$1,286
237%
$3,050
$1,285
Q2'23
Q3'23
Required Capital
Available Capital

SiriusPoint Group Available Capital[3]


6%
35%
59%
5%
35%
60%
Q2'23
Q3'23
Tier 1
Tier 2
Tier 3

Financial Strength Rating (FSR)[2]:

AM BEST	A- (Stable)	Affirmed April 19, 2023
FitchRatings	A- (Stable)	Revised March 22, 2023
S&P Global Ratings	A- (Stable)	Revised November 9, 2023

Key Comments

- Continue to operate the business against 'AA' rating requirement under S&P model
- S&P upgraded our outlook to 'Stable' and reaffirmed rating in Q4'23. Fitch did the same during 1H 23
- Q4 earnings, supported by increase in deferred tax assets, have led to reduction in the financial leverage
- Debt to capital ratio[4] at 23.8% and remains within target range (vs. Q3'23: 25.3%)
- BSCR strong at 237% as of Q3'23 (Q2'23: 238%)

Notes: [1] SiriusPoint Group BSCR calculated as available economic capital and surplus divided by the enhanced capital requirement as of June 30, 2023, and September 30, 2023, respectively. [2] Financial strength ratings for the operating subsidiaries, SiriusPoint International Insurance Corporation, SiriusPoint Bermuda Insurance Company, SiriusPoint America Insurance Company and SiriusPoint Specialty Insurance Corporation. [3] Q2'23 and Q3'23 available capital split is our internal view. [4] Debt to Capital Ratio calculated as debt divided by total capital. Total capital represents the sum of shareholders' equity and debt. Debt in this calculation excludes preference shares.

19

Thank You